Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference to this Registration Statement of Kids Stuff, Inc. on Form S-3 of our report dated March 20, 1999 appearing in the Annual Report on Form 10-KSB of Kids Stuff, Inc. for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                                    Hausser + Taylor LLP
                                                    Certified Public Accountants

North Canton, Ohio
February 10, 2000